Goodwill And Intangible Assets, Net	6 Months Ended
Jun. 30, 2011
Goodwill And Intangible Assets, Net [Abstract]
Goodwill And Intangible Assets, Net

7. Goodwill and Intangible Assets, Net

Acquisition of Business (unaudited)

On June 1, 2011, RPX acquired substantially all of the assets of a patent research and intellectual property news provider for $3.0 million in cash. The acquisition expands the Company's market intelligence and data analysis capabilities. The acquisition has been accounted for as a business combination. Identifiable intangible assets acquired were recorded at fair value as of the acquisition date. No cash or tangible assets were acquired and no liabilities assumed. Acquisition-related costs of $43,000 were expensed during the six months ended June 30, 2011.

Under business combination accounting, the total purchase price was allocated to the acquired company's identifiable intangible assets based on their estimated fair values as of June 1, 2011 with remainder recorded as goodwill. Approximately $1.7 million of goodwill and $1.3 million of identifiable intangible assets were allocated in connection with the acquisition. The goodwill primarily relates to cost benefits and operational synergies realized by applying the research capabilities inherent in the acquired company's business to other data and research systems at RPX. The acquired goodwill of $1.7 million is deductible for U.S. federal income tax purposes.

The Company included the effect of the transaction in its results of operations prospectively from the date of the acquisition. Pro forma financial information for the acquisition has not been presented, as the effects were not material to RPX's historical consolidated financial statements.

Goodwill

The Company had no goodwill recorded prior to 2011. The changes in the carrying amount of goodwill for the six months ended June 30, 2011 were as follows (in thousands) (unaudited)

Balance as of December 31, 2010	$—
Goodwill additions (unaudited)	1,675

Balance as of June 30, 2011 (unaudited)	$1,675

Intangible Assets, Net

Intangible assets, net at December 31, 2009 and 2010 and June 30, 2011 consisted of (in thousands):

		December 31, 2009			December 31, 2010			June 30, 2011 (unaudited)
	Weighted Average Lives	Carrying Amount	Accumulated Amortization	Net Carrying Amount	Carrying Amount	Accumulated Amortization	Net Carrying Amount	Carrying Amount	Accumulated Amortization	Net Carrying Amount
Developed technology	35 months	$—	$—	$—	$—	$—	$—	$510	$(12)	$498
Customer relationship	36 months	—	—	—	—	—	—	250	(7)	243
Non-compete	24 months	—	—	—	—	—	—	60	(2)	58
Trademarks	36 months	—	—	—	—	—	—	720	(20)	700
Other intangible assets	48 months	1,450	(504)	946	1,450	(867)	583	1,450	(1,048)	402

		$1,450	$(504)	$946	$1,450	$(867)	$583	$2,990	$(1,089)	$1,901

In connection with the issuance of the Series A convertible preferred stock in August 2008, the Company entered into a common stock repurchase agreement with its founders in exchange for intellectual property. The fair value of common stock exchanged for the intellectual property was estimated to be approximately $1.5 million based on the then-applicable common stock value of $0.145 per share, as the fair value of the common stock was more readily determinable than the fair value of the intellectual property transferred. These amounts are recorded as other intangible assets in the schedule above. The fair value of the assets received are being amortized over a four-year period from the date of the transaction and recorded as a component of selling, general and administrative expenses.

Amortization expense was $141,000, $363,000 and $363,000 during the period from inception through December 31, 2008 and the years ended December 31, 2009 and 2010, respectively. Amortization expense was $181,000 and $223,000 during the six months ended June 30, 2010 and 2011, respectively (unaudited).

The following table summarizes the expected future annual amortization expense of other intangible assets as of December 31, 2010 (in thousands):

Year Ending
2011	$363
2012	220

Total expected future amortization expense	$583